Dreyfus

California Tax Exempt

Bond Fund, Inc.

SEMIANNUAL REPORT November 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California

                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus California Tax Exempt Bond Fund, Inc., covering the six-month period from June 1, 2000 through November 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Municipal bond prices rose modestly over the six-month reporting period. Positive supply-and-demand influences helped support a municipal bond market rally, and most sectors of the municipal bond market benefited from slowing economic growth. In addition to the moderating effects of the Federal Reserve Board' s interest-rate hikes during 1999 and the first half of 2000, the U.S. economy has slowed in response to higher energy prices and a weak euro.

In general, the overall investment environment that prevailed in the second half of the 1990s provided returns well above their historical averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent recently, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620.

Thank you for investing in Dreyfus California Tax Exempt Bond Fund, Inc.

Sincerely,
/s//s/Stephen E. Canter

Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 2000




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform during the period?

For the six-month reporting period ended November 30, 2000, Dreyfus California Tax Exempt Bond Fund, Inc. achieved a 8.60% total return.(1) In comparison, the fund' s peer group, as measured by the Lipper California Municipal Debt Funds category average, achieved a 7.91% total return for the same period.(2)

We  attribute  our  good  absolute  performance  to  a  very  strong  investment environment for municipal bonds in California. The market rally was driven primarily by positive supply-and-demand factors specifically affecting California municipal bonds. Our good relative performance is largely the result of our duration management and security selection strategies, which helped us participate in some of the best performing areas of the market.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, creditworthiness of its
issuer,    and    any    provisions    for    early    redemption.

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely,
if    we    expect    demand    for     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

municipal bonds to surge at a time when we anticipate little issuance, we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years.

What other factors influenced the fund's performance?

Favorable economic and market conditions positively influenced the fund over the past six months. When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. The Federal Reserve Board (the "Fed") had already raised short-term interest rates several times in 1999 and early 2000, with the latest and largest rate hike coming in May just before the reporting period began. However, tax-exempt yields declined modestly -- and prices rose -- during the reporting period when the Fed did not change interest rates at its meetings in June, August, October and November. The Fed held monetary policy steady because of signs that its previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

In addition, the strength of California's economy helped keep its municipal bond yields relatively low -- and prices high -- compared to tax-exempt bonds from other states. California and many of its municipalities enjoyed higher tax revenues, resulting in a sharply reduced supply of securities compared to the same period one year earlier. At the same time that the supply of new bonds was falling, demand was strong from individuals seeking to protect newly created wealth from heightened volatility in the stock market.

In this environment, we generally maintained an average maturity that was longer than the average for other California tax-exempt bond funds. We gradually extended the fund' s average maturity further over the six-month period, which
put    the    fund    in    a    good    position    to    benefit    from

the effects of the recent economic slowdown by locking in higher prevailing yields. We achieved this posture by selling some of our intermediate-term
holdings    and    replacing    them    with    longer    term    bonds.

What is the fund's current strategy?

After the market' s substantial rally and in light of evidence of a continuing economic slowdown, we have continued to rebalance the fund to adapt to a new economic environment that we believe is characterized by slowing growth and, potentially, lower interest rates. Accordingly, we have recently intensified our focus on high quality securities as the fundamental economic environment for issuers becomes more problematic. We have generally emphasized essential-service bonds that are backed by the revenues of basic infrastructures such as water and sewer facilities. We also have found attractive opportunities in the general obligation bonds of both the State of California as well as some of its more widely recognized municipalities, which are backed by the general taxing authority of these entities.

December 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

November 30, 2000 (Unaudited)


                                                                                             Principal

LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--89.8%

Alameda Corridor Transportation Authority, Revenue:

   4.75%, 10/1/2025 (Insured; MBIA)                                                          18,975,000               17,165,544

   5%, 10/1/2029 (Insured; MBIA)                                                             38,990,000               36,965,639

   Zero Coupon, 10/1/2030 (Insured; MBIA)                                                    15,000,000                2,784,150

   Zero Coupon, 10/1/2031 (Insured; MBIA)                                                    22,500,000                3,942,225

   Zero Coupon, 10/1/2032 (Insured; MBIA)                                                    38,380,000                6,345,365

   Zero Coupon, 10/1/2033 (Insured; MBIA)                                                    22,600,000                3,529,894

   Zero Coupon, 10/1/2034 (Insured; MBIA)                                                    39,095,000                5,759,475

   Zero Coupon, 10/1/2035 (Insured; MBIA)                                                    16,000,000                2,222,080

   Zero Coupon, 10/1/2036 (Insured; MBIA)                                                    39,940,000                5,226,548

   Zero Coupon, 10/1/2037 (Insured; MBIA)                                                    40,340,000                4,975,132

Alameda County, COP:

   7.25%, 12/1/2014 (Insured; BIGI) (Prerefunded 12/1/2000)                                   5,980,000  (a)           6,100,138

   7.25%, 12/1/2015 (Insured; BIGI) (Prerefunded 12/1/2000)                                   4,045,000  (a)           4,126,264

Anaheim Public Finance Authority, Tax Allocation Revenue,

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               21,866,800

Berkeley, Health Facilities Revenue

   (Alta Bates Medical Center)
   6.55%, 12/1/2022 (Prerefunded 12/1/2002)                                                  17,000,000  (a)          18,149,030

Brea Public Finance Authority, Revenue, Tax Allocation
   (Redevelopment Project):

      6.75%, 8/1/2022 (Insured; MBIA) (Prerefunded 8/1/2001)                                  4,625,000  (a)           4,807,549

      6.75%, 8/1/2022 (Insured; MBIA)                                                         1,775,000                1,836,362

California:

   4.25%, 10/1/2026 (Insured; MBIA)                                                          22,750,000               18,837,228

   4.75%, 2/1/2029 (Insured; FGIC)                                                           10,000,000                8,964,300

   5.25%, 9/1/2028 (Insured; FGIC)                                                           19,800,000               19,527,750

California Educational Facilities Authority, Revenue:

   (California Institute of Technology) 4.25%, 10/1/2028                                     50,565,000               41,638,761

   (Claremont Colleges Pooled Facilities)
      6.375%, 5/1/2022 (Prerefunded 5/1/2002)                                                 3,655,000  (a)           3,845,462

California Health Facilities Financing Authority, Revenue:

  (Adventist Health System-West):

      6.40%, 3/1/2002 (Insured; MBIA)                                                         1,955,000                2,005,380

      6.50%, 3/1/2003 (Insured; MBIA)                                                         2,140,000                2,195,169

   (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                           27,445,000               28,041,654

   (Saint Joseph's Health System)
      6.75%, 7/1/2021 (Prerefunded 7/1/2001)                                                  8,500,000  (a)           8,813,735

   (San Diego Hospital Association)
      6.125%, 8/1/2022 (Insured; MBIA)                                                        4,250,000                4,388,720

   (Stanford University)
      6.50%, 11/1/2020 (Prerefunded 11/1/2002)                                                1,025,000  (a)           1,072,334

   (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                           4,000,000                3,979,600



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,970,000                2,015,862

      6.35%, 2/1/2009                                                                         2,100,000                2,148,825

      6.40%, 2/1/2010                                                                         2,215,000                2,266,410

      6.70%, 8/1/2025 (Insured; FHA)                                                          4,970,000                5,100,363

      6.40%, 8/1/2027 (Insured; MBIA)                                                        18,020,000               18,793,058

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,150,000                7,398,891

   Multi-Unit Rental Housing Revenue 6.85%, 8/1/2015                                          3,140,000                3,254,076

   Revenue:

      8.87%, 8/1/2026                                                                         5,610,000  (b)           6,159,387

      8.074%, 8/1/2027                                                                        5,000,000  (b)           5,345,000

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        2,515,000                2,593,166

      6.30%, 8/1/2024                                                                         7,175,000                7,271,073

      6.45%, 8/1/2025                                                                        11,650,000               11,911,542

California Pollution Control Financing Authority:

  PCR:

      7.531%, 6/1/2014                                                                       24,165,000  (b)          29,408,322

      (Pacific Gas & Electric Co.)

      6.35%, 6/1/2009 (Insured; MBIA)                                                         5,000,000                5,269,700

   (Southern California Edison Co.)

      6.40%, 12/1/2024                                                                       12,600,000               12,999,294

   SWDR (Browning Ferris Industry, Inc.)

      5.80%, 12/1/2016                                                                       16,560,000               14,621,486

California Public Works Board, LR:

  (Department of Corrections,
    California State Prison, Susanville)

      5.25%, 6/1/2015 (Insured; FSA)                                                          4,555,000                4,769,814

   (Department of Corrections, Calipatria State Prison,
      Imperial County)

      6.50%, 9/1/2017 (Insured; MBIA)                                                        13,000,000               15,315,950

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,368,050

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (a)           8,539,749

California Statewide Community Development Authority, Revenue

   COP (Saint Joseph Health System)
   6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                                     7,000,000  (a)           7,684,320

Chico Public Financing Authority, Revenue

   (Southeast Chico Redevelopment Project)
   6.625%, 4/1/2021 (Insured; FGIC)                                                           2,000,000                2,044,260

Contra Costa County, COP (Merrithew Memorial Hospital)

   6.60%, 11/1/2012 (Prerefunded 11/1/2002)                                                   9,000,000  (a)           9,604,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited)(CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                8,929,500

East Bay Municipal Utility District,

   Water System Revenue 4.75%, 6/1/2034 (Insured; MBIA)                                      52,000,000               46,147,400

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           14,000,000               14,174,720

Foothill Eastern Transportation Corridor Agency,
   Toll Road Revenue:

      5%, 1/15/2016 (Insured; MBIA)                                                           8,990,000                8,993,236

      5.75%, 1/15/2040                                                                       20,000,000               19,918,200

Fremont Union High School District GO

   5.25%, 9/1/2025 (Insured; FGIC)                                                            9,050,000                8,956,423

Fresno, Sewer Revenue 5.25%, 9/1/2019 (Insured; AMBAC)                                        9,400,000                9,573,900

Hesperia Water District, COP

  (Water Facilities Improvement Project)
  7.15%, 6/1/2026 (Insured; FGIC)

   (Prerefunded 6/1/2001)                                                                     4,500,000  (a)           4,709,205

Inglewood, HR (Daniel Freeman Hospital, Inc.)
   6.75%, 5/1/2013 (Prerefunded 5/1/2001)                                                     6,300,000  (a)           6,499,899

Los Angeles Community Redevelopment Agency, Tax Allocation

   (Hollywood Redevelopment Project) 6.10%, 7/1/2022
   (Insured; MBIA) (Prerefunded 7/1/2002)                                                     4,900,000  (a)           5,152,742

Los Angeles Department Water and Power,

  Waterworks Revenue:

      4.50%, 10/15/2024                                                                      17,550,000               15,158,462

      6.40%, 5/15/2028                                                                        2,435,000                2,496,752

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,776,520

Los Angeles Harbor Department, Revenue:

   6%, 8/1/2012                                                                               8,900,000                9,480,547

   6.625%, 8/1/2019 (Insured; AMBAC)                                                          6,000,000                6,266,760

   6.625%, 8/1/2025                                                                          18,280,000               19,047,760

Los Angeles Municipal Improvement Corporation, LR

  (Central Library Project):

      6.30%, 6/1/2016                                                                         3,500,000                3,626,105

      6.30%, 6/1/2018                                                                         4,250,000                4,396,753

      6.35%, 6/1/2020                                                                         7,700,000                7,969,577

Merced Union High School District:

   Zero Coupon, 8/1/2021 (Insured; FGIC)                                                      2,390,000                  759,327

   Zero Coupon, 8/1/2022 (Insured; FGIC)                                                      2,445,000                  730,248

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  704,625

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  679,451


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Metropolitan Water District of Southern California,
  Waterworks Revenue

   6.75%, 7/1/2018 (Prerefunded 7/1/2001)                                                     9,250,000  (a)           9,591,418

Modesto, Multi-Family Housing Mortage Revenue,
   6.40%, 6/1/2029                                                                            7,723,000                7,917,079

Mount Diablo Hospital District, Revenue

   6.125%, 12/1/2020 (Insured; AMBAC)
   (Prerefunded 12/1/2000)                                                                    5,000,000  (a)           5,100,300

M-S-R Public Power Agency, Revenue (San Juan Project)

   5.90%, 7/1/2020                                                                            5,610,000                5,611,683

Northern California Power Agency, Revenue:

  (Hydroelectric Project No. 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (a)             820,790

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (a)             473,149

   (Multiple Capital Facilities)
      5%, 8/1/2025 (Insured; AMBAC)                                                          17,000,000               16,245,030

Pasadena Community Development Commission,
   MFHR (Civic Center)

   6.45%, 12/1/2021 (Insured; FSA)                                                           13,185,000               13,586,615

Port of Oakland, Special Facilities Revenue
   (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            2,000,000                2,013,700

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,141,857

Sacramento Municipal Utility District, Electric Revenue:

   6.50%, 9/1/2013 (Insured; MBIA)                                                            6,930,000                8,163,332

   5.20%, 7/1/2017 (Insured; MBIA)                                                            4,000,000                4,035,920

San Bernardino County, COP:

  (Capital Facilities Project)

      6.875%, 8/1/2024                                                                        5,000,000                6,027,700

   (West Valley Detention Center)
      5.90%, 11/1/2001 (Insured; MBIA)                                                        1,565,000                1,594,766

San Diego County Water Authority,
   Water Revenue, COP

   4.75%, 5/1/2028 (Insured; FGIC)                                                           26,910,000               24,155,762

San Diego Unified School District:

   Zero Coupon, 7/1/2020 (Insured; FGIC)                                                     12,000,000                4,064,160

   Zero Coupon, 7/1/2022 (Insured; FGIC)                                                     10,000,000                2,994,400

   Zero Coupon, 7/1/2023 (Insured; FGIC)                                                     10,000,000                2,825,500

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

San Francisco City and County Airports Commission,
  International Airport Revenue:

      6.10%, 5/1/2003 (Insured; AMBAC)                                                        3,000,000                3,142,470

      4.50%, Issue 20, 5/1/2026                                                               8,750,000                7,564,638

      4.50%, Issue 21, 5/1/2026 (Insured; MBIA)                                              10,670,000                9,224,535

      4.50%, 5/1/2028 (Insured; MBIA)                                                        10,000,000                8,585,800

      4.50%, 5/1/2029 (Insured: MBIA)                                                        15,410,000               13,177,553

San Francisco City and County Public Utilities Commission,
   Water Revenue

   6.50%, 11/1/2017 (Prerefunded 11/1/2001)                                                   3,500,000  (a)           3,654,385

San Francisco State Building Authority, LR

   (San Francisco Civic Center Complex)
   5.25%, 12/1/2016 (Insured; AMBAC)                                                         18,375,000               18,705,199

San Joaquin Hills Transportation Corridor Agency,
   Toll Road Revenue

   Zero Coupon, 1/15/2031 (Insured; MBIA)                                                   115,240,000               20,981,747

San Jose Redevelopment Agency, Tax Allocation Revenue

   (Merged Area Redevelopment Project)
   4.75%, 8/1/2030 (Insured; AMBAC)                                                          16,845,000               15,062,294

San Marcos Public Facilities Authority, Tax Allocation Revenue

   6%, 1/1/2006 (Prerefunded 1/1/2002)                                                        7,000,000  (a)           7,286,930

San Mateo County, COP (Capital Projects Program)

   6.50%, 7/1/2017 (Insured; MBIA) (Prerefunded 7/1/2001)                                     6,000,000  (a)           6,213,900

Santa Barbara, COP (Water System Improvement Project)

   6.70%, 4/1/2027 (Insured; AMBAC)                                                           4,000,000                4,190,880

Santa Cruz County, COP (Capital Facilities Project)

   6.70%, 9/1/2020 (Insured; MBIA) (Prerefunded 9/1/2001)                                     5,000,000  (a)           5,207,450

Stockton, Revenue, COP (Wastewater System Project)

   5.125%, 9/1/2016 (Insured; MBIA)                                                           1,900,000                1,917,271

Southern California Rapid Transportation District, COP
   (Workers Compensation Fund)

   6.50%, 7/1/2007 (Insured; MBIA)                                                           21,900,000               22,489,329

University of California, Revenue (Multi Purpose)

   5.25%, 9/1/2027                                                                           26,975,000               26,583,593



                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. RELATED--7.3%

Commonwealth of Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue:

      5%, 7/1/2014 (Insured; AMBAC)                                                          15,000,000               15,179,550

      5.50%, 10/1/2032                                                                        9,925,000               10,027,525

Puerto Rico Electric Power Authority, Power Revenue

   5.25%, 7/1/2029                                                                           21,650,000               21,318,106

Puerto Rico Public Finance Corp. 5.125%, 6/1/2024                                            33,800,000               33,390,682

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $1,038,531,582)                                                                                           1,068,410,166
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--.7%
------------------------------------------------------------------------------------------------------------------------------------

California Health Facilities Financing Authority,
  HR VRDN (Adventist)

   3.80% ( Insured; MBIA)                                                                     3,200,000  (c)           3,200,000

California Pollution Control Financing Authority, PCR, VRDN

   (Pacific Gas & Electric Co.) 3.85% (LOC; Kredietbank, N.V.)                                3,950,000  (c)           3,950,000

   (Southern California Edison) 4%                                                            1,000,000  (c)           1,000,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $8,150,000)                                                                                                   8,150,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $1,046,681,582)                                                                          97.8%            1,076,560,166

CASH AND RECEIVABLES (NET)                                                                         2.2%               23,700,314

NET ASSETS                                                                                       100.0%            1,100,260,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                     American Municipal Bond

                             Assurance Corporation

BIGI                      Bond Investors Guaranty

                             Insurance

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance

                             Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

GO                        General Obligation

HR                        Hospital Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors

                             Assurance Insurance

                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              74.7

AA                               Aa                              AA                                               11.8

A                                A                               A                                                 7.9

BBB                              Baa                             BBB                                               2.9

BB                               Ba                              BB                                                1.4

F1                               MIG1/P1                         SP1/A1                                             .7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                      .6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  SECURITIES PAYABLE ON DEMAND.VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

E AT NOVEMBER 30, 2000, 34.5% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

November 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                         1,046,681,582  1,076,560,16

Receivable for investment securities sold                            25,578,483

Interest receivable                                                  19,103,503

Receivable for shares of Common Stock subscribed                          6,000

Prepaid expenses                                                          7,814

                                                                  1,121,255,966
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           590,156

Cash overdraft due to Custodian                                       1,400,130

Payable for investment securities purchased                          18,889,794

Payable for shares of Common Stock redeemed                              15,000

Accrued expenses                                                        100,406

                                                                     20,995,486
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,100,260,48
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                    1,077,479,16

Accumulated net realized gain (loss) on investments                 (7,097,272)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                            29,878,584
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,100,260,480
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      76,064,483

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          14.46

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     30,912,862

EXPENSES:

Management fee--Note 3(a)                                            3,268,598

Shareholder servicing costs--Note 3(b)                                 406,730

Custodian fees                                                          38,479

Professional fees                                                       25,664

Prospectus and shareholders' reports                                    20,347

Directors' fees and expenses--Note 3(c)                                 19,555

Registration fees                                                        8,678

Loan commitment fees--Note 2                                             4,435

Miscellaneous                                                           14,840

TOTAL EXPENSES                                                       3,807,326

INVESTMENT INCOME--NET                                              27,105,536
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,575,623

Net unrealized appreciation (depreciation) on investments           59,739,158

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              62,314,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                89,420,317

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 2000          Year Ended

                                              (Unaudited)        May 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         27,105,536          56,328,469

Net realized gain (loss) on investments         2,575,623          (9,707,296)

Net unrealized appreciation (depreciation)
   on investments                              59,739,158         (73,920,290)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   89,420,317         (27,299,117)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (27,105,536)         (56,804,508)

Net realized gain on investments                     --            (3,839,881)

TOTAL DIVIDENDS                              (27,105,536)         (60,644,389)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  31,702,522          52,432,225

Dividends reinvested                           17,318,418          39,160,523

Cost of shares redeemed                      (57,068,086)        (192,512,283)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (8,047,146)        (100,919,535)

TOTAL INCREASE (DECREASE) IN NET ASSETS       54,267,635         (188,863,041)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,045,992,845        1,234,855,886

END OF PERIOD                               1,100,260,480        1,045,992,845
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,229,020            3,771,052

Shares issued for dividends reinvested          1,211,149            2,818,161

Shares redeemed                               (4,003,919)          (13,859,981)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (563,750)           (7,270,768)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                 Six Months Ended

                                November 30, 2000                                           Year Ended May 31,
                                                               ---------------------------------------------------------------------

                                       (Unaudited)             2000            1999            1998            1997            1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                       13.65            14.72           14.88           14.32           14.00           14.54

Investment Operations:

Investment income--net                         .36              .70             .68             .70             .73             .77

Net realized and unrealized

   gain (loss) on investments                  .81            (1.01)           (.12)            .56             .32            (.54)

Total from Investment
   Operations                                 1.17             (.31)            .56            1.26            1.05             .23

Distributions:

Dividends from investment
   income--net                               (.36)            (.71)            (.68)           (.70)           (.73)           (.77)

Dividends from net realized
   gain on investments                         --             (.05)            (.04)             --              --              --

Total Distributions                          (.36)            (.76)            (.72)           (.70)           (.73)           (.77)

Net asset value,
   end of period                            14.46            13.65            14.72           14.88           14.32           14.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                            17.15(a)         (2.04)            3.81            8.89            7.61            1.58
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                     .70(a)            .73              .72             .71             .73             .69

Ratio of net investment income

   to average net assets                    4.98(a)           5.03             4.56            4.77            5.11            5.37

Portfolio Turnover Rate                    15.73(b)          34.09            58.49           64.67           60.56           56.12
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                           1,100,260       1,045,993        1,234,856       1,310,139       1,369,058       1,371,274

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with the maximum amount of current income exempt from Federal and State of California income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $8,716 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $4,133,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.


NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the funds has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2000, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2000, the fund was charged $213,902 pursuant to the Shareholder Services Plan.

                                                             The Fund

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2000, the fund was charged $126,643 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2000, redemption fees retained by the fund amounted to $441.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2000, amounted to $165,386,889 and $165,219,165, respectively.

At November 30, 2000, accumulated net unrealized appreciation on investments was
$29,878,584,   consisting  of  $40,872,352  gross  unrealized  appreciation  and
$10,993,768 gross unrealized depreciation.

At November 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



                                                           For More Information

                        Dreyfus California Tax Exempt Bond Fund, Inc.

                        200 Park Avenue

                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  928SA0011